Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 24, 2011 (this “Agreement”), is entered into among Cantel Medical Corp., a Delaware corporation (the “Borrower”), the Guarantors party to the Subsidiary Guaranty, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.            The Borrower, the Lenders and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of August 1, 2005 (as previously amended or modified, the “Credit Agreement”).

B.            The Borrower has requested that the Lenders amend the Credit Agreement as provided herein.

C.            The Lenders hereby agree to amend the Credit Agreement as provided herein.

D.            In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.             Amendment.  The definition of “Revolving Credit Termination Date” in Section 1.1 of the Credit Agreement is amended to read as follows:

“Revolving Credit Termination Date” means the earlier of (a) November 1, 2011 and (b) the Termination Date.

2.             Effectiveness; Conditions Precedent.  This Agreement shall be effective as of the date hereof when all of the conditions set forth in this Section 2 shall have been satisfied in form and substance satisfactory to the Administrative Agent.

(a)           Execution and Delivery of Agreement.  The Administrative Agent shall have received copies of this Agreement duly executed by the Borrower, the Guarantors, the Lenders and the Administrative Agent.

(b)           Fees and Expenses.  The Borrower shall have paid all fees and expenses that are owing, if any, from the Borrower to the Administrative Agent.

3.             Ratification of Credit Agreement.  The Loan Parties acknowledge and consent to the terms set forth herein and agree that this Agreement does not impair, reduce or limit any of their obligations under the Loan Documents and all of which are hereby ratified and confirmed.  This Agreement is a Loan Document.

4.             Authority/Enforceability.  Each of the Loan Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)           This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) Federal Bankruptcy Code or any similar debtor relief laws and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.

(d)           The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its or its Subsidiaries’ organization documents (e.g., articles of incorporation and bylaws) or (ii) materially violate, contravene or conflict with any laws applicable to it or any of its Subsidiaries.

5.             Representations and Warranties of the Loan Parties.  The Loan Parties represent and warrant to the Lenders that (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case, such representations and warranties are correct in all material respects as of such specific date, and (b) no event has occurred and is continuing which constitutes a Default.

6.             Release.  In  consideration of the Lenders entering into this Agreement, the Loan Parties hereby release the Administrative Agent, the Lenders and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

7.             Counterparts/Telecopy.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by telecopy or .pdf shall be effective as an original.

8.             GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

CANTEL MEDICAL CORP.,
as Borrower

By	/s/ Andrew A. Krakauer
Name:	Andrew A. Krakauer
Title:	President and CEO

By	/s/ Craig A. Sheldon
Name:	Craig A. Sheldon
Title:	Senior VP, CFO and Treasurer

GUARANTORS:

MINNTECH CORPORATION

By:	/s/ Kevin B. Finkle
Name:	Kevin B. Finkle
Title:	Senior VP, Finance and Administration

MAR COR PURIFICATION, INC.

By:	/s/ Curtis D. Weitnauer
Name:	Curtis D. Weitnauer
Title:	President and CEO

CROSSTEX INTERNATIONAL, INC.

By:	/s/ Gary D. Steinberg
Name:	Gary D. Steinberg
Title:	CEO and Secretary

BIOLAB EQUIPMENT ATLANTIC, LTD.

By:	/s/ Craig A. Sheldon
Name:	Craig A. Sheldon
Title:	Secretary

STRONG DENTAL PRODUCTS, INC.

By:	/s/ Gary D. Steinberg
Name:	Gary D. Steinberg
Title:	CEO and Secretary

CANTEL MEDICAL CORP.

SEVENTH AMENDMENT TO CREDIT AGREEMENT

ADMINSTRATIVE

AGENT & LENDERS:

BANK OF AMERICA, N.A.,
as Administrative Agent,

By	/s/ Kristine Thennes
Name:	Kristine Thennes
Title:	Vice President

BANK OF AMERICA, N.A.,
as Issuing Bank,
as Swing Line Bank and as a Lender

By	/s/ Jana L. Baker
Name:	Jana L. Baker
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Kenneth E. LaChance
Name:	Kenneth E. LaChance
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Patricia D. Georges
Name:	Patricia D. Georges
Title:	Vice President

CANTEL MEDICAL CORP.

SEVENTH AMENDMENT TO CREDIT AGREEMENT